UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2019

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13779	45-4549771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	"WPC"	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On September 19, 2019, W. P. Carey Inc. (the “Company”) consummated the public offering (the “Offering”) of €500 million aggregate principal amount of 1.350% Senior Notes due 2028 (the “Senior Notes”), issued by WPC Eurobond B.V., a wholly-owned subsidiary of the Company (the “Issuer”), and fully, unconditionally and irrevocably guaranteed by the Company (the “Guarantee”; together with the Senior Notes, the “Securities”). The Offering settled on September 19, 2019 and was made pursuant to (i) the Company’s automatic shelf registration statement on Form S-3 (File No. 333-233159), filed with the Securities and Exchange Commission on August 9, 2019; (ii) a preliminary prospectus supplement relating to the Securities, dated as of September 10, 2019; and (iii) a final prospectus supplement relating to the Securities, dated as of September 12, 2019. The Company intends to use the net proceeds from the Offering for general corporate purposes, to repay indebtedness, including reducing amounts outstanding under its unsecured revolving credit facility and the repayment of certain secured debt, and to fund potential future acquisitions.

The foregoing descriptions of the Securities in this Current Report on Form 8-K do not purport to be complete, are qualified in their entirety by reference to Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Fourth Supplemental Indenture

The terms of the Securities are governed by an indenture, dated as of November 8, 2016 (the “Base Indenture”), by and among the Issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Fourth Supplemental Indenture dated as of September 19, 2019 (the “Fourth Supplemental Indenture”), by and among the Issuer, the Company, as guarantor, and the trustee.

The foregoing descriptions of the Base Indenture and the Fourth Supplemental Indenture in this Current Report on Form 8-K do not purport to be complete, are qualified in their entirety by reference to Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Agency Agreement

In connection with the issuance of the Securities, the Issuer and the Guarantor also entered into an Agency Agreement, dated as of September 19, 2019 (the “Agency Agreement”), with Elavon Financial Services DAC, as paying agent, and the Trustee, as transfer agent, registrar and trustee.

The foregoing description of the Agency Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agency Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note representing €500 Million Aggregate Principal Amount of 1.350% Senior Notes due 2028.
4.2	Indenture dated as of November 8, 2016, by and among WPC Eurobond B.V., as issuer, W. P. Carey, as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of W. P. Carey Inc.’s automatic shelf registration statement on Form S-3ASR (File No. 333-233159) filed on August 9, 2019).
4.3	Fourth Supplemental Indenture dated as of September 19, 2019, by and among WPC Eurobond B.V., as issuer, W. P. Carey Inc., as guarantor, and U.S. Bank National Association, as trustee.
5.1	Opinion of DLA Piper LLP (US) regarding the validity of the Securities.
5.2	Opinion of DLA Piper Nederland N.V.
10.1	Agency Agreement dated as of September 19, 2019, by and among WPC Eurobond B.V., as issuer, W.P. Carey Inc., as guarantor, Elavon Financial Services DAC, as paying agent and U.S. Bank National Association, as transfer agent, registrar and trustee.
23.1	Consent of DLA Piper LLP (US) (contained in Exhibit 5.1).
23.2	Consent of DLA Piper Nederland N.V. (contained in Exhibit 5.2).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 19, 2019
W. P. Carey Inc.

	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer